MATINAS BIOPHARMA

2023 Business Update and Strategic Outlook

January 30, 2023

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including those relating to the our business activities, our strategy and plans, our collaborations with BioNTech and National Resilience, the potential for our LNC platform delivery technology, the Company's product development, clinical and regulatory timelines, market opportunity, cash flow and other statements that are predictive in nature, that depend upon or refer to future events or conditions. All statements other than statements of historical fact are statements that could be forward-looking statements. Forward-looking statements include words such as "expects," "anticipates," "intends," "plans," "could," "believes," "estimates" and similar expressions. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, our ability to obtain additional capital to meet our liquidity needs on acceptable terms, or at all, including the additional capital which will be necessary to complete the clinical trials of our product candidates; our ability to successfully complete research and further development and commercialization of our product candidates; the uncertainties inherent in clinical testing; the timing, cost and uncertainty of obtaining regulatory approvals; our ability to protect the Company's intellectual property; the loss of any executive officers or key personnel or consultants; competition; changes in the regulatory landscape or the imposition of regulations that affect the Company's products; and the other factors listed under "Risk Factors" in our filings with the SEC, including Forms 10-K, 10-Q and 8-K. Investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this release. Except as may be required by law, the Company does not undertake any obligation to release publicly any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Matinas BioPharma's product candidates are all in a development stage and are not available for sale or use.

Agenda

2022 In Review

LNCs and The Future of Medicine

MAT2203 Update

Matinas Investment Thesis and Upcoming Catalysts

2022 Success Increased Confidence in LNC Platform Potential

INVESTING in discovery formulation capabilities and people

Exclusive Research Collaboration with BioNTech to exclusively work on formulating mRNA ($4.25mm)

BIONTECH

ACHIEVED clarity from FDA and EMA on MAT2203 Phase 3 design and endpoints for Crypto

EnACT achieved primary and secondary endpoints in Phase 2 trial of MAT2203 in cryptococcal meningitis

Research Collaboration with National Resilience as a potential platform partner in nucleic acid space

RESILIENCE

2022 2023

The Future of Medicine is Delivering Therapies Affecting Genetic Mechanisms

	mRNA	DNA
MODALITY CONSIDERATIONS	**Shorter term expression** without need for genome integration	**Long term expression** but concerns over genome integration
DELIVERY ISSUES	• Not orally available • Currently delivered via **LNPs** • Very susceptible to degradation • Stability issues (max 30 days at 2-8° C) • Other than vaccines, little ability to target beyond the liver	• Not orally available • Currently delivered via **AAVs** • Numerous trials have been stopped due to significant safety concerns/deaths • Immunogenicity limits initial dosing and redosing • AAVs are expensive to manufacture and difficult to manage from a regulatory perspective

Potential LNC opportunities

- Oral delivery
- Extrahepatic targeting
- Improved stability
- Reduced immunogenicity
- Reduced cost and complexity

LNCs Provide Significant Flexibility And Can Deliver the Future of Medicine

LNCs Have the Potential to Disrupt Gene/Nucleic Acid Delivery


INTERNAL
Pipeline Focus
EXTERNAL
Partnerships
VALUE
Oral delivery of ASOs/siRNA
2H 2023
Extrahepatic targeting of ASOs/siRNA
Q2 – Q3 2023
Improved safety of DNA
Q2 – Q3 2023
Improved stability of mRNA
BIONTECH
RESILIENCE
Oral delivery of mRNA
Q2 – Q3 2023
DIFFICULTY
ASOs / siRNA
Small ~ 20 bases in length
DNA
Large ~ kilobases in length
Double stranded
mRNA
Large ~ kilobases in length
Single stranded
Susceptible to nucleases

MATINAS BIOPHARMA

Matinas Is Driving Forward with Both Small and Large Oligo Delivery


2H 2022
1H 2023
2H 2023
3Q
4Q
1Q
2Q
3Q
4Q
LARGE OLIGOS
DNA/mRNA
In vitro delivery
Multiple in-vivo biodistribution studies
Animal efficacy studies
SMALL OLIGOS
ASOs/siRNA
In vitro delivery
Multiple in-vivo biodistribution studies
Animal efficacy studies

LNC-mRNA Formulations Remain Biologically Active for at least 10 weeks at 4°C

Evaluation at later time points ongoing


RNA2 10 Week 4ºC Stability
Week 0
Week 5
Week 10
Percent of GFP+ Live Cells
100
90
80
70
60
50
40
30
20
10
0
*
500
250
125
62
31
ng TriLink GFP mRNA per Well

* Week 10 data for 125 group not available.


WEEK 0
WEEK 5
WEEK 10

62ng mRNA | 18 hrs post incubation | HeLa cells

LNP mRNA COVID vaccine stability at 2-8° C

- **Moderna:** up to 30 days
- **Pfizer/BNT:** up to 5 days or 31 days (EMA)

MATINAS BIOPHARMA

Advancing MAT2203 Through Non-Dilutive Dollars

PARTNER(s)

- Greatest commercial opportunity is focused on IFI pathway
- Additional focus on COGs and projected sales margins
- Phase 3 crypto data of lower interest except for regulatory advantages in streamlining IFI study
- Regulatory exclusivities remain extremely important

BARDA *New Initiative Announced November 2022*

- Seeking private sector partners developing late-stage, broad-spectrum, next-generation antifungal drugs to treat high priority fungal infections
- Correlates to WHO Priority Pathogens List
- Potential contract awards cover development, regulatory, infrastructure, NDA readiness and pre-launch activities
- MAT2203 is an **ideal** candidate for significant funding
- Meeting Scheduled with Barda/HHS Leadership Q1 2023

MATINAS BIOPHARMA

Phase III IFI Study – Preliminary Design

- To assess the efficacy, safety and tolerability of MAT2203 in patients with serious, life-threatening IFIs and limited treatment options
- All patients will receive oral MAT2203 as "step down" treatment after initial treatment with IV AMB (or an echinocandin)


INITIAL TREATMENT
ORAL "STEP-DOWN" TREATMENT
N=~100
Invasive aspergillosis
IV AMB
MAT2203 (1200 mg/day)
Invasive candidiasis
IV AMB/ echinocandin
MAT2203 (1200 mg/day)
Chronic coccidioidomycosis
IV AMB
MAT2203 (1200 mg/day)
Invasive mucormycosis
IV AMB
MAT2203 (1200 mg/day)
0
DAY 2 - 5
UP TO 14 DAYS
WEEK 12

LIMITED TREATMENT OPTIONS
- Fungal pathogen not susceptible to azoles
- Risk for toxicity or drug-drug interactions with azoles
- Long duration of treatment with AMB is anticipated
- Other clinical/logistical circumstances

PRIMARY ENDPOINT
All-cause mortality at 42 days

SECONDARY ENDPOINTS
- Overall response to treatment
- All-cause mortality at 28, 84 days
- Safety and tolerability
- Pharmacoeconomic impact

MATINAS BIOPHARMA

2023 Activities Position MAT2203 For Partnering and Commercial Success

2022

Strong Phase 2 EnACT cryptococcal meningitis data

2023

Important Compassionate Use Cases	Process Improvements to Reduce COGs	FDA feedback on Invasive Fungal Infections Phase 3 Study
De-risk indications beyond cryptococcal meningitis	Improved economics & ability to access more countries	Clarity on timelines and potential indication(s)

Matinas Investment Thesis

~$28.8 Million Cash at 12/31/22 – Cash Runway EXTENDS into Q2 2024

Substantial UPSIDE

LNCs Disrupting Nucleic Acid Delivery

And

Establishing Internal and External Pipelines

Solid Value "FLOOR"

created by MAT2203

2023 Milestones & Catalysts

- Q2 – *In vivo* biodistribution data with mRNA from BioNTech Collaboration
- Q2 – Potential BioNTech License Agreement & expansion of established research collaboration
- Q2 – *In vitro* Data from National Resilience Collaboration
- Q2 – *In vitro* Data from Internal ASO/siRNA program
- Q2 – FDA Meeting and Feedback on Invasive Fungal Infection Phase 3
- Q2/Q3 – Potential BARDA Grant for MAT2203 Development
- Q2/Q3 – Potential MAT2203 Domestic/Global Partnership
- Q3 – *In vivo* Data from National Resilience Collaboration
- Q3 – Animal Efficacy Study Data from Internal ASO/siRNA program
- Q2 – Q4 – Potential additional platform collaborations

MATINAS

BIOPHARMA

Matinas BioPharma Holdings
(NYSE AMER: MTNB)

1545 Route 206 South
Suite 302
Bedminster, NJ 07921

(908) 484-8805
www.matinasbiopharma.com